UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 25, 1998

                             LEHMAN ABS CORPORATION
            Home Equity Loan Asset-Backed Certs., Series 1998-2 Trust


New York (governing law of          333-36949       52-2110991
Pooling and Servicing Agreement)    (Commission     52-2111084
(State or other                     File Number)    52-2111085
jurisdiction                                        52-2111090
                                                    IRS EIN

        c/o Norwest Bank Minnesota, N.A.
        7485 New Horizon Way                                 21703
        Frederick, MD                                       (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (301) 696-7900



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On June 25, 1998 a distribution was made to holders of LEHMAN ABS
CORPORATION, Home Equity Loan Asset-Backed Certs., Series 1998-2 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description

             EX-99.1 Monthly report distributed to holders of Home Equity Loan Asset-Backed Certs., Series 1998-2 Trust, relating to the June 25, 1998 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              LEHMAN ABS CORPORATION
             Home Equity Loan Asset-Backed Certs., Series 1998-2 Trust

              By:   Norwest Minnesota, N.A., as Master Servicer
              By:   /s/ Sherri J. Sharps, Vice president
              By:   Sherri J. Sharps, Vice president
              Date: 8/6/1998


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan Asset-Backed Certs., Series 1998-2 Trust, relating to the June 25, 1998 distribution.